September 29, 2016

Supplement

SUPPLEMENT DATED SEPTEMBER 29, 2016 TO THE PROSPECTUS OF
Morgan Stanley New York Municipal Money Market Trust, dated April 29, 2016

At a meeting held on September 27-28, 2016, the Board of Trustees of Morgan Stanley New York Municipal Money Market Trust approved re-designating "AA Sweep Class" of the Fund as "S Class" and "Reserve Class" of the Fund as "R Class."

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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